Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned, in the capacities and on the date indicated below, hereby certify, that, to their knowledge:

(1)

The Quarterly Report on Form 10-Q for the period ended June 30, 2025 (the “Report”) of EVgo Inc. (the “Company”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2025	By:	/s/ Badar Khan
	Name:	Badar Khan
	Title:	Chief Executive Officer (Principal Executive Officer)

Date: August 5, 2025	By:	/s/ Paul Dobson
	Name:	Paul Dobson
	Title:	Chief Financial Officer (Principal Financial Officer)